SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box;

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Rule 14a-12

The ADT Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Forward Looking Statements

This communication contains certain information that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this communication that are not clearly historical in nature, including statements regarding business strategies, market potential, future financial performance, the effects of the separation of ADT from Tyco International plc (“Tyco”), and other matters, are forward-looking. Without limiting the generality of the preceding sentence, any time we use the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Parent, Parent Inc. or Parent LP to obtain the necessary financing to complete the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; our ability to keep pace with the rapid technological and industry changes in order to develop or acquire new technologies for our products and services that achieve market acceptance with acceptable margins; competition in the markets we serve, including the home automation market, which may result in pressure on our profit margins and limit our ability to maintain the market share of our products and services; an increase in the rate of customer attrition, including impact to our depreciation and amortization expenses or impairment of assets related to our security monitoring services; changes in the housing market and consumer discretionary income; failure to maintain the security of our information and technology networks, including personally identifiable information and other data, our products may be subject to potential vulnerabilities of wireless and Internet of Things devices, and our services may be subject to hacking or other unauthorized access to control or view systems and obtain private information; our dependence on certain software technology that we license from third parties, and failure or interruption in products or services of third-party providers; interruption to our monitoring facilities; failure to realize expected benefits from acquisitions and investments; risks associated with pursuing business opportunities that diverge from our current business model; potential loss of customer generation strategies through our independent, third party authorized dealers and affinity marketing programs; risks associated with acquiring and integrating customer accounts; unauthorized use of our brand name by third parties; risks associated with ownership of the ADT® brand name outside of the United States and Canada by Tyco and other third parties; failure to enforce our intellectual property rights; allegations that we have infringed the intellectual property rights of third parties; failure of our independent, third party authorized dealers to mitigate certain risks; failure to continue to execute a competitive, profitable pricing structure; shifts in consumers’ choice of, or telecommunication providers’ support for, telecommunication services and equipment; current and potential securities litigation; increase in government regulation of telemarketing, e-mail marketing and other marketing methods may increase our costs and restrict growth of our business; changes in U.S. and non-U.S. governmental laws and regulations; imposition by local governments of assessments, fines, penalties and limitations on either us or our customers for false alarms; refusal to respond to calls from monitored security service companies, including us, by police departments in certain U.S. and Canadian jurisdictions; our greater exposure to liability for employee acts or omissions or system failures; interference with our customers’ access to some of our products and services through the Internet by broadband service providers or potential change in government regulations relating to the internet; potential impairment of our deferred tax assets; inability to hire and retain key personnel, including an effective sales force; adverse developments in our relationship with our employees; capital market conditions, including availability of funding sources for us and our suppliers; changes in our credit ratings; risks related to our increased indebtedness, including our ability to meet certain financial covenants in our debt instruments; impact of any material adverse legal judgments, fines, penalties or settlements; exposure to counterparty risk in our hedging agreements; fluctuations in foreign currency exchange rates; potential liabilities for legacy obligations relating to the separation from Tyco; volatility in the market price of our stock; and failure to fully realize expected benefits from the separation from Tyco.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this communication that looks towards future performance of the Company is based on various factors and important assumptions about future events that may or may not actually occur. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements included in this communication. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our 2015 Form 10-K. There have been no material changes to the risk factors disclosed in Part I, Item 1A. Risk Factors in our 2015 Form 10-K.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the proxy statement and our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through our website at www.adt.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 25, 2015 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 22, 2016.

ADT Employee Update Naren Gursahaney February 16, 2016

Forward
Looking
Statements
ADT
SecurityServicesproprietaryand business confidential.For
internaluse only
–
not
for
distribution.
FORWARD-LOOKING
STATEMENTS
This
communication
includes "forward-looking statements," as that
term
is
defined by the
federal securities
laws.
The
forward-looking statements
include
statements
concerning
regulatory
approvals
and the expected
timing,
completion
and effects
of
the proposed
merger,
the Company’s
outlook
for
the
future, as well
as other
statements
of beliefs, future
plans and strategies or
anticipated events,
and similar
expressions
concerning
matters
that
are
not
historical
facts.
All forward-looking
statements are
based upon
our
current expectations
and various assumptions,
and apply
only
as of
the date
of this
communication.
There
are
a number
of
risks,
uncertainties and other
important
factors that
could
cause
our actual
results to
differ
materially
from
those
suggested
by our
forward-looking statements.
ADDITIONAL
INFORMATION
AND WHERE
TO FIND
IT
This
communication
may
be
deemed
solicitation material
in
respect
of the
proposed
acquisition
of the
Company
by Parent.
In
connection with the
proposed
merger
transaction,
the
Company
will
file with the SEC
and furnish
to
the Company’s
stockholders
a proxy
statement
and other
relevant
documents.
This
communication
does
not
constitute
a solicitation
of
any
vote
or
approval.
Stockholders
are
urged to
read the
proxy
statement
when
it
becomes
available
and any other
documents
to be
filed with
the
SEC
in connection with the proposed
merger
or
incorporated
by
reference
in
the proxy
statement
because
they
will
contain
important
information about the proposed
merger.
Investors
will
be
able to
obtain free
of
charge
the proxy
statement
and other
documents
filed with
the
SEC
at
the SEC’s
website
at http://www.s ec.gov.
In
addition,
the proxy
statement and our
annual
reports
on
Form
10-K, quarterly reports
on
Form
10-Q,
current reports
on
Form
8-K and amendments to
those
reports
filed
or
furnished
pursuant
to section 13(a) or 15(d) of the
Securities
Exchange Act
of
1934 are
available
free
of charge through our
website at
www.adt.com.
as soon
as reasonably practicable after
they
are
electronically
filed
with,
or
furnished
to, the
SEC.
PARTICIPANTS
IN
SOLICITATION
The
directors, executive
officers
and certain
other
members
of management
and employees
of the
Company
may
be
deemed
“participants” in the
solicitation
of
proxies
from stockholders
of the
Company
in
favor
of
the proposed
merger.
Information regarding
the persons
who
may,
under
the rules of
the SEC,
be
considered participants in
the
solicitation
of the
stockholders of the
Company in
connection
with the
proposed
merger
will be
set forth
in
the
proxy
statement
and the other
relevant
documents to
be
filed with the SEC.
You
can
find information about the Company’s
executive
officers
and directors
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended September
25,
2015 and in
its
definitive
proxy
statement
filed with
the
SEC
on
Schedule
14A
on
January 22, 2016.

Today’s
Press
Release
Highlights
•
Apollo
Global
Management
(“Apollo”) has
entered
into
an
agreement
to
buy
ADT for
$42/share
•
ADT’s
Board
of Directors
has
unanimously
approved
this transaction
•
This
agreement
is
subject
to
ADT shareholder
and
customary
regulatory
approvals
•
Pending
these
approvals,
we
expect
the deal
to
close
in
June
of 2016
•
Apollo
already
owns
and
has
merged
Protection
1
and
ASG
Security
which
operates
under
the
Protection
1 brand
•
ADT will
merge
with Protection
1 and
the combined
company
will
operate
under
the ADT
brand
•
Apollo
will
keep the Boca
location
as
the headquarters
of the new combined
company
•
Tim
Whall,
current
President
&
CEO
of Protection
1, has
been
announced
as
the CEO
of the
new
combined
company
ADT Security Services proprietary and business confidential. For internal use only – not for distribution.

Apollo Overview
Overview
Founded
in
1990,
Apollo
is
a
global
alternative
asset
manager
focusing
on
private
equity,
distressed
debt,
mezzanine
and
real
estate
investing
with
a
total
of
approximately
$162
billion
under
management
of
which
$41
billion
in
assets
in
private
equity
Apollo
focuses
on
opportunities
where it
can
be
a
catalyst
for
business-transforming
events
and
create
significant
value,
and
is
currently
invested
in
over
200
companies
Apollo
has
developed
substantial
expertise
and
valuable
relationships
across
nine
core
industries
that
include:
Chemicals,
Commodities,
Consumer
&
Retail,
Distribution
& Transportation,
Financial
&
Business
Services,
Manufacturing
&
Industrial,
Media,
Cable
&
Leisure,
Packaging
&
Materials,
Satellite
&
Wireless
10 Largest Investments as Sole
Investor
Date
Investment
Deal
Size
($mm)
Equity
Contributio
n ($mm)
17-Dec-06
$8,337
$2,000
18-Sep-06
5,684
1,044
8-Jun-15
3,228
1,036
17-Aug-07
3,838
2,110
20-Dec-05
3,306
683
4-Nov-06
3,034
498
27-Mar-07
2,824
606
25-May-06
2,795
767
26-Nov-12
2,348
1,000
19-May-15
2,100
755

Protection
1
Overview
Business
Description
Protection
1
provides
electronic
security
alarm
monitoring
services
to
residential,
business
and
national
account
clients
such
as
Rite
Aid,
Access
Financial
among
others
Broad
range
of products
offered
including
intrusion,
fire,
access
control
and
video
solutions
Highly
acclaimed
customer
experience
resulting
in the
lowest
net
attrition
among
national
players
at
<9.5%
Operates
five UL
Certified
monitoring
centers
across
the
U.S.
Covers
roughly
~85% of the
U.S.
metropolitan
population
Key
Statistics
2015
Business
Mix
By
Region
By
Business
United
States
100%
Residential
66%
National
and
Commercial
34%
Real
Estate Footprint
RMR
$40M
Revenue
$622M
EBITDA
$216M
EBITDA Margin
35%
Subscribers
1.7M
Locations
90
Employees
4,000

The
Combined
Business
ADT
Protection 1
Combined
Revenues
$3.6B
$0.6B
$4.2B
RMR
$278M
$40M
$318M
EBITDA
$1.8B
$0.2
$2.0B
EBITDA Margin
51%
35%
48%
Subscribers
6.6M
1.7M
8.3M
Employees
17,000
4,000
21,000
ADT Security Services proprietary and business confidential. For internal use only – not for distribution.

Why
This
Deal
Makes
Sense
•
Purchase
price
reflects
a
significant
premium to
ADT’s
current
share price
and recent trading
trends
•
With
Apollo,
we
have a
sophisticated
buyer
who
understands
our business
model
and
supports
the
strategy
we
are
pursuing
•
The combined business
will
allow
us to accelerate our
key
strategic
initiatives
(Smarter
Growth,
Commercial
Expansion,
Health, Canada,
Canopy/SBA)
•
Increased
scale
will
position
us to
better
serve
our
customers
and win in
an increasingly
competitive
environment
•
The
combined
company will
create
exciting
growth
and
development
opportunities
for our employees
ADT Security Services proprietary and business confidential. For internal use only – not for distribution.

What’s
Next?
•
The
deal
still
requires ADT
shareholder
and customary
regulatory
approvals
•
Until
we
close
the transaction,
we
must
operate
as
separate
companies
and vigorously compete
in the marketplace
•
At
some time in
the future,
we will
begin
integration
planning, but
integration
cannot
happen
until after
the transaction
closes
•
We
will
continue
to update
you
as information
becomes available
via
InsideADT
and
other communications
vehicles
•
Until
the transaction
closes, it should
be “business
as
usual”
ADT Security Services proprietary and business confidential. For internal use only – not for distribution.

Rules
of
the
Road
•
DO
NOT
act as
if
ADT
and
Protection
1 have merged
until
the
merger
occurs
after closing
–
DO
NOT
make joint
sales
calls
to
customers
–
DO
NOT
discuss
or
agree to
split
or allocate
customers
–
DO
NOT
discuss
pricing
or
any other sensitive
competitive
information
–
DO
NOT
discuss
this transaction
with
any Protection
1 employee
–
DO
NOT
speak
to
the
media
or
any
current/prospective
investors
(forward
media
inquiries
to
Justin
Dini
(jdini@brunswickgroup.c om)
and
investor
inquiries
to
Tim
Perrott
(tperrott@adt.com)
•
DO
continue
to
compete
in the market
–
Execute
our
strategy
and
aggressively
pursue
our
strategic
initiatives
–
If
asked,
tell
our
customers
and
prospective
customers
that
Apollo
has
announced
their
intent
to
acquire
ADT
but
the
transaction
has
not
been
completed
–
Do
let
our
customers
know
that ADT
continues
to
be
a financially
strong
company
–
Do
tell
our
customers
that
ADT
will
continue
to
provide
excellent
service
now
and
after
transaction
close
•
DO
report
any inappropriate
behavior
to
the
ADT
Law
department at
ethicsline@adt.com
ADT Security Services proprietary and business confidential. For internal use only – not for distribution.

Questions?